EXHIBIT 1

                            AGREEMENT OF JOINT FILING

         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock, par value $0.001 per share, of InsWeb Corporation, Inc. and that this agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of February 14, 2000.

                                            SOFTBANK VENTURES, INC.


                                            By:   /s/ Yoshitaka Kitao
                                               ---------------------------------
                                               Name:  Yoshitaka Kitao
                                               Title: President & CEO

                                            SOFTVEN NO. 2 INVESTMENT ENTERPRISE
                                            PARTNERSHIP


                                            By:   /s/ Yoshitaka Kitao
                                               ---------------------------------
                                               Name:  Yoshitaka Kitao
                                               Title: President & CEO

                                            SOFTBANK FINANCE CORPORATION


                                            By:   /s/ Yoshitaka Kitao
                                               ---------------------------------
                                               Name:  Yoshitaka Kitao
                                               Title: President & CEO

                                            SOFTBANK AMERICA INC.


                                            By:   /s/ Ronald D. Fisher
                                               ---------------------------------
                                               Name:  Ronald D. Fisher
                                               Title: Vice Chairman


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Cusip No. 45809K1034                                       Page 20 of 20 Pages


                                            SOFTBANK HOLDINGS INC.


                                            By:   /s/ Stephen A. Grant
                                               ---------------------------------
                                               Name:  Stephen A. Grant
                                               Title: Secretary

                                            SOFTBANK CORPORATION


                                            By:   /s/ Stephen A. Grant
                                               ---------------------------------
                                               Name:  Stephen A. Grant
                                               Title: Attorney-in-Fact

                                            RONALD D. FISHER


                                            By:   /s/ Ronald D. Fisher
                                               ---------------------------------
                                               Name:  Ronald D. Fisher

                                            YOSHITAKA KITAO


                                            By:   /s/ Yoshitaka Kitao
                                               ---------------------------------
                                               Name:  Yoshitaka Kitao

                                            MASAYOSHI SON


                                            By:   /s/ Stephen A. Grant
                                               ---------------------------------
                                               Name:  Stephen A. Grant
                                               Title: Attorney-in-Fact